Exhibit 10.3

FIRST AMENDMENT OF LEASE

THIS FIRST AMENDMENT OF LEASE dated as of the 7th day of July 2011 by and between Newton Wellesley Executive Office Park LLC, a Massachusetts limited liability company (hereinafter called the “Landlord”) and FleetMatics USA, LLC, a Delaware limited liability company (hereinafter called the “Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant entered into a lease dated December 30, 2010 for the second floor of the premises known as and numbered 70 Walnut Street, Wellesley, MA (hereinafter called the “Lease”); and

WHEREAS, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant desire to amend the Lease.

NOW, THEREFORE, it is hereby agreed by and between the parties hereto that the Lease is amended as follows:

1. Terms not otherwise defined herein shall have the respective meanings prescribed therefor in the Lease.

2. Effective as of the date hereof, Sections 1(A) (7), (8), (14), (15), (18), (20), (21) and (22) of the Lease shall be amended so as to read in their entirety as follows, and new Sections 1(A)(10B) and 1(A)(10C) shall be added and Section 1(A)(12) shall be replaced in its entirety with Sections 1(A)(12A) and (12B) and Section 1(A)(13) shall be replaced in its entirety with Sections 1(A)(13A) and (13B):

“(7) LEASED PREMISES: Prior to the First Amendment Commencement Date, the entire Second Floor containing 8,500 sq. ft. (sometimes hereinafter, the “Original Leased Premises”) (see Page 1 of Exhibit “1A”); from and after the First Amendment Commencement Date, the Original Leased Premises and a portion of the First Floor containing 3,100 sq. ft. (the “ First Amendment Leased Premises”) for an aggregate of 11,600 sq. ft. (the Original Leased Premises together with the First Amendment Leased Premises. sometimes hereinafter collectively the “Leased Premises”, all as shown on Exhibit “1A” attached hereto and incorporated herein

(8) TERM OF LEASE: Original Term of Lease for Original Leased Premises: approximately six (6) years terminating March 31, 2017; First Amendment Term of Lease for First Amendment Leased Premises: commencing the First Amendment Commencement Date and terminating March 31, 2017

(10B) FIRST AMENDMENT COMMENCEMENT DATE: See Section 3(A)(3)

(10C) FIRST AMENDMENT RENT COMMENCEMENT DATE: Three (3) months after First Amendment Commencement Date

(12A) MINIMUM ANNUAL RENT FOR ORIGINAL LEASED PREMISES: $110,500.00 from the Rent Commencement Date through the end of the 1st year of the Lease; $146,250.00 during the 2nd year of the Lease; $225,250.00 during the 3rd year of the Lease; $229,500.00 during the 4th year of the Lease; $233,750.00 during the 5th year of the Lease; and $238,000.00 from the beginning of the 6th year of the Lease through the Termination Date

(12B) MINIMUM ANNUAL RENT FOR FIRST AMENDMENT LEASED: PREMISES: $55,800.00 from the First Amendment Rent Commencement Date through the end of the 1st year of the First Amendment Term of Lease; $77,500.00 during the 2nd year of the First Amendment Term of Lease; $80,600.00 during the 3rd year of the First Amendment Term of Lease; $83,700.00 during the 4th year of the First Amendment Term of Lease; $86,800.00 during the 5th year of the First Amendment Term of Lease; and $89,900.00 (prorated as applicable for the actual number of months) from the beginning of the 6th year of the First Amendment Term of Lease through the Termination Date

(13A) MINIMUM MONTHLY RENT INSTALLMENTS: $13,812.50 from the Rent Commencement Date through the end of the 1st year of the Lease; $16,250.00 commencing the fourth month of the 2nd year of the Lease to the end of the 2nd year of the Lease; $18,770.83 during the 3rd year of the Lease; $19,125.00 during the 4th year of the Lease; $19,479.17 during the 5th year of the Lease; and $19,833.33 from the beginning of the 6th year of the Lease through the Termination Date

(13B) MINIMUM MONTHLY RENT INSTALLMENTS FOR FIRST AMENDMENT LEASED PREMISES: $6,200.00 from the First Amendment Rent Commencement Date through the end of the 1st year of the First Amendment Term of Lease; $6,458.33 during the 2nd year of the First Amendment Term of Lease; $6,716.67 during the 3rd year of the First Amendment Term of Lease; $6,975.00 during the 4th year of the First Amendment Term of Lease; $7,233.33 during the 5th year of the First Amendment Term of Lease; and $7,491.67 from the beginning of the 6th year of the First Amendment Term of Lease through the Termination Date

(14) SECURITY DEPOSIT: $56,312.49 for the Original Leased Premises; $20,150.00 for the First Amendment Leased Premises; see Section 4(B)(4)

(15) TOTAL RENTABLE AREA OF THE LEASED PREMISES: 8,500 sq. ft. (the 2nd Floor) until the day preceding the First Amendment Commencement Date; 11,600 sq. ft. from and after the First Amendment Commencement Date (8,500 sq. ft. on the 2nd Floor and 3,100 sq. ft. on the 1st Floor)

(18) TAX PERCENTAGE: 25% through the day preceding the First Amendment Commencement Date; from and after the First Amendment Commencement Date, 34.12%

(20) OPERATING COST PERCENT AGE: 25% through the day preceding the First Amendment Commencement Date; from and after the First Amendment Commencement Date, 34.12%

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(21) TENANT’S ELECTRICITY CHARGE (Not included in Minimum Annual Rent): For the Original Leased Premises, $1.50 per square foot of Total Rentable Area of the Original Leased Premises commencing the 2nd year of the Lease Term; for the First Amendment Leased Premises, $1.50 per square foot of Total Rentable Area of the First Amendment Leased Premises commencing the First Amendment Commencement Date

(22) TENANT’S PARKING SPACES: Twenty-six (26) spaces until the day preceding the First Amendment Commencement Date; from and after the First Amendment Commencement Date, thirty-five (35) spaces

(23) BROKER: For the Original Lease and the First Amendment of Lease, Grubb & Ellis Company and The Nelson Companies, Ltd.

3. Effective as of the date hereof, Exhibits “1A”, “1D”, “1D-2” and “1H” attached hereto are hereby incorporated herein and in the Lease by reference. Effective as of the First Amendment Commencement Date, all references in the Lease to Exhibit “A” shall be deemed to refer to Exhibit “1A” attached hereto, which premises shown thereon (Original Leased Premises and First Amendment Leased Premises) shall thereafter be and mean the “Leased Premises”.

4. Effective as of the date hereof, the following shall be added at the end of Section 2(A) of the Lease:

“Effective as of the First Amendment Commencement Date, the Landlord hereby lets to the Tenant, and the Tenant hereby hires from the Landlord, upon and subject to the terms and provisions of this Lease, as amended by the First Amendment of Lease, the First Amendment Leased Premises (designated as such and more particularly shown on Exhibit “1A” attached hereto and incorporated herein and in the Lease by reference).”

5. Effective as of the date hereof, the following shall be added after Section 3(A)(2) of the Lease:

“(3) “First Amendment Commencement Date.” The First Amendment Commencement Date shall be the date on which the First Amendment Leased Premises are ready for Tenant’s occupancy (as hereinafter defined).” If the First Amendment Leased Premises are not ready for such occupancy and, pursuant to Landlord’s permission, Tenant takes possession of the whole or any part of the Leased Premises prior thereto for the conduct of its business, the First Amendment Commencement Date shall be the date upon which Tenant so takes possession.

The First Amendment Leased Premises shall be deemed to be ready for Tenant’s occupancy as soon as the work to the First Amendment Leased Premises to be performed by Landlord as hereinafter provided in Section 3(F) hereof shall have been substantially completed and the First Amendment Leased Premises shall have been tendered to Tenant, ready for occupancy.”

6. Effective as of the date hereof, a new Section 3(F) shall be added after Section 3(E) of the Lease:

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“(F) Alteration of First Amendment Leased Premises. Except as specifically provided for in Exhibit “1D” attached hereto and incorporated herein. Tenant agrees to accept the First Amendment Leased Premises “AS-IS”, and Tenant acknowledges that Landlord has no present or future intention to make any other alterations, renovations or improvements to the First Amendment Leased Premises, the Original Leased Premises or to the Building.”

7. Effective as of the date hereof, Section 4(A) of the Lease shall he amended so as to read in its entirety as follows:

“(A) Minimum Annual Rent. Tenant covenants and agrees to pay to Landlord, without set-off or deduction, the Minimum Annual Rent during each year of the Term of the Lease. Such Minimum Annual Rent shall be payable in equal Minimum Monthly Rent Installments, in advance, on the first day of each and every calendar month during the Term of this Lease, at the Landlord’s Address, or at such other place as Landlord shall from time to time designate by notice. by check drawn on a bank which is a member of the Boston or New York Clearing House Association; provided, however, the Minimum Annual Rent for the Original Leased Premises shall commence on the Rent Commencement Date and additional rent and all other charges for the Original Leased Premises (exclusive of Tenant’s Electricity Charge for the Original Leased Premises, which shall commence the beginning of the 2nd year of the Lease Term) required to be paid under this Lease shall commence on the Commencement Date; and further provided, however, the Minimum Annual Rent for the First Amendment Leased Premises shall commence on the First Amendment Rent Commencement Date and additional rent and all other charges for the First Amendment Leased Premises (including the Tenant’s Electricity Charge for the First Amendment Leased Premises) required to be paid under this Lease, as amended by the First Amendment of Lease, shall commence on the First Amendment Commencement Date. Minimum Annual Rent and additional rent and all other charges required to be paid under this Lease for any partial month during the Term (whether for the Original Leased Premises or for the First Amendment Leased Premises) shall be prorated on a daily basis. If Minimum Annual Rent commences on a day other than the first day of a calendar month, the first payment that Tenant shall make to Landlord shall be payable on the date Minimum Annual Rent commences and shall be equal to a proportionate part of the monthly installment of Minimum Annual Rent for the partial month in which Minimum Annual Rent commences plus the Minimum Monthly Rent Installment due for the succeeding calendar month.”

8. Effective as of the date hereof, the following shall be added at the end of Section 4(B)(1) of the Lease:

“Notwithstanding anything herein to the contrary, the amount of the security deposit for the First Amendment Leased Premises shall be deposited with Landlord upon execution of the First Amendment of Lease by Tenant.”

9. Effective as of the date hereof, Section 4(B)(4) of the Lease shall be amended so as to read in its entirety as follows:

“(4) Notwithstanding anything herein to the contrary, if Tenant shall be in possession of the Leased Premises and shall not have been in default of this Lease during the first three years of the Term of this Lease, as of the commencement of the fourth year of the Original Tenn of this

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Lease, upon Tenant’s written request to Landlord, the Security Deposit for the Original Leased Premises shall be reduced to $37,541.66 and Landlord shall refund to Tenant the excess amount of the Security Deposit then held by Landlord for the Original Leased Premises.

Notwithstanding anything herein to the contrary, if Tenant shall be in possession of the Leased Premises and shall not have been in default of this Lease during the first three years of the First Amendment Term of this Lease, as of the commencement of the fourth year of the First Amendment Term of this Lease, upon Tenant’s written request to Landlord, the Security Deposit for the First Amendment Leased Premises shall be reduced to $13,433.34 and Landlord shall refund to Tenant the excess amount of the Security Deposit then held by Landlord for the First Amendment Leased Premises.”

10. Effective as of the date hereof, the following shall be added at the end of Section 20 of the Lease:

“Notwithstanding anything herein to the contrary, Tenant shall execute and deliver to Landlord within ten (10) days after the First Amendment Commencement Date an Estoppel Certificate/SNDA, the form of which is attached hereto as Exhibit “1H” and incorporated herein, or such other commercially reasonable form of Estoppel Certificate as Landlord’s mortagee(s) shall request.”

11. Notwithstanding anything herein to the contrary, Landlord and Tenant hereby agree that this First Amendment of Lease shall be deemed to memorialize Tenant’s exercise of its preferential right pursuant to Exhibit “K” to the Lease and the acceptance of the “Offered Space” pursuant to the letter dated May 5, 2011 from Landlord to Tenant.

Except as herein specifically amended, the Lease and all of the terms, covenants and provisions thereof are hereby ratified and reaffirmed and shall remain in full force and effect. This First Amendment of Lease is hereby deemed incorporated in the Lease by reference; provided, however, in the event of any inconsistencies between this First Amendment of Lease and the Lease, the terms and provisions of this First Amendment of Lease shall govern and take precedence.

REST OF PAGE INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment of Lease to be executed and delivered by their respective duly authorized officers, managers, partners or representatives, and to take effect as a sealed instrument, as of the date first above written.

LANDLORD:

NEWTON WELLESLEY EXECUTIVE OFFICE PARK LLC

By:	NWEOP Manager, Inc., its Manager

By:	/s/ Arthur H. Nelson
Arthur H. Nelson, President

TENANT: FLEETMATICS USA, LLC

By:	/s/ Al Vasile

Its:	Director of Finance and Administration

IF TENANT IS A CORPORATION, TRUST, LIMITED PARTNERSHIP, LIMITED LIABILITY COMPANY OR A LIMITED LIABILITY PARTNERSHIP, A SECRETARY’S, CLERK’S, TRUSTEE’S, GENERAL PARTNER’S OR MANAGING MEMBER’S CERTIFICATE OF THE AUTHORITY AND INCUMBENCY OF THE PERSON SIGNING ON BEHALF OF TENANT SHALL BE ATTACHED.

EXHIBIT “1A”

LEASED PREMISES

FIRST AMENDMENT OF LEASE WITH FLEETMATICS USA, LLC

EXHIBIT “1A”

LEASED PREMISES

FIRST AMENDMENT OF LEASE WITH FLEETMATICS USA, LLC

EXHIBIT “1D”

LANDLORD’S FIRST AMENDMENT CONSTRUCTION WORK

FIRST AMENDMENT OF LEASE WITH FLEETMATICS USA, LLC

(A) First Amendment Leasehold Improvements. Landlord agrees to make the following improvements to the First Amendment Leased Premises: Landlord shall demise and configure the First Amendment Leased Premises in accordance with Exhibit “1 D-2” attached hereto and incorporated herein (hereinafter the “First Amendment Leasehold Improvements”).

(B) Construction of First Amendment Leasehold Improvements. The construction shall be performed by or on behalf of Landlord in a good and workmanlike manner in compliance with all applicable laws, orders, rules, regulations and codes of the governmental and administrative bodies and agencies having jurisdiction over the work.

(C) Tenant Changes to First Amendment Leasehold Improvements. If Tenant requests a change in the First Amendment Leasehold Improvements, Landlord shall notify Tenant in writing, before executing the change, of the cost thereof to Tenant and the delay in the First Amendment Commencement Date, if any, caused by the change, and, in such event, a Tenant’s Delay, as hereinafter described in Paragraph D hereof. The cost to Tenant shall be the net increase to Landlord in the cost of the work as a result of Tenant’s change(s). Tenant shall have three business (3) days from receipt of this information from Landlord to notify Landlord to proceed with the change or to withdraw the request. Tenant’s failure to respond within the three business day period will be deemed a withdrawal of the request. The cost of a change order shall be based on established unit costs (where available and/or applicable) or by appropriate bid. Payments by Tenant to Landlord for changes that increase the costs of the First Amendment Leasehold Improvements shall be made pro rata as such work progresses so long as the work is substantially complete and Landlord has submitted an itemized bill thereof. Tenant’s payment shall be made within twenty (20) days after receipt of invoice therefor. Notwithstanding anything herein to the contrary, Landlord reserves the right of final approval of the First Amendment Leasehold Improvements, not to be unreasonably withheld.

(D) Tenant’s Delay.

(1) Any delay in the First Amendment Commencement Date as the result of any of the following are herein referred to collectively and individually as “Tenant’s Delay”;

(a) a change to the First Amendment Leasehold Improvements, per Paragraph C hereof, that results in a delay in the First Amendment Commencement Date;

(b) any request by the Tenant that Landlord delay in the commencement or completion of the First Amendment Leasehold Improvements as per this Exhibit “1D

(c) any delay caused by Tenant’s failure to select the carpeting or painting colors or any other items with respect to the First Amendment Leasehold Improvements requiring

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Tenant’s decision within the time periods provided by Landlord or Landlord’s contractors or subcontractors;

(d) any delay caused by Tenant in the exercise of its rights under Paragraph E of this Exhibit “1D”; and

(e) any other act or omission of Tenant (including the Tenant’s Representative, as hereinafter defined) or its officers, agents, servants or contractors, including the unreasonable delay or withholding of approvals requested by Landlord not specifically delineated above.

(2) The First Amendment Commencement Date defined in Section 3(A)(3) of this Lease, as amended by the First Amendment of Lease, shall be accelerated and shall be deemed to have occurred on that date which precedes the actual First Amendment Commencement Date by the aggregate length of Ten ant’s Delays. In the event a Tenant’s Delay shall occur, Landlord and Tenant will endeavor to work cooperatively to regain any time lost due to such Tenant’s Delay; provided, however, Landlord shall not be required to incur additional costs, e.g. such as performing the work on an over-time basis. If such cooperative effort results in regaining some or all of any time lost due to such a Tenant’s Delay, appropriate adjustments shall be made by Landlord in the application of the provisions of this subparagraph.

(E) Tenant’s Work. Prior to the First Amendment Commencement Date, during the course of construction of the First Amendment Leasehold Improvements, upon Tenant’s request to Landlord, Tenant, or Tenant’s agents, employees, contractors or subcontractors may enter upon the First Amendment Leased Premises for purposes of taking measurements, making plans, installing trade fixtures, wiring, setting up furniture and equipment, or doing such other similar work (collectively “Tenant’s Work”) without being deemed thereby to have taken possession of the First Amendment Leased Premises. Tenant’s use of and entry upon the First Amendment Leased Premises for Tenant’s Work shall be on all of the terms, covenants and conditions of this Lease, as amended by the First Amendment of Lease, except as to payment of rent or additional rent or other charges. In the exercise of Ten ant’s rights under this Paragraph E, Tenant shall not interfere with or delay the construction of the First Amendment Leasehold Improvements, and any of Tenant’s Work shall be performed solely during such period(s) of time as Landlord or Landlord’s contractor shall designate.

(F) Tenant’s Representative. Tenant hereby appoints Al Vasile to act on its behalf and represent its interest with respect to all matters requiring Tenant’s action with respect to the completion of the First Amendment Leasehold Improvements (hereinafter “Tenant’s Representative”). Tenant shall have the right to change its designated Tenant’s Representative by giving Landlord at least five (5) days prior written notice.

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EXHIBIT “1D-2”

FIRST AMENDMENT OF LEASE WITH FLEETMATICS USA, LLC

Landlord’s Construction Work for First Amendment Leased Premises

Landlord will make the following improvements to the First Amendment Leased Premises:

1.	Construct four (4) private offices with sidelights, one (1) large conference room with double sidelights, a closet and a reception area. New construction will be sheetrock walls and full height wood doors with painted steel frames.

2.	Furnish and install electric outlets (up to four (4) per office or room) and switches in each office and in the conference room.

3.	Furnish and install appropriate power feeds for workstations based on furniture manufacturer recommendations.

4.	Furnish and install new building standard 2’ x 2’ Recessed Direct/Indirect Luminaire lights with electronic ballasts throughout the First Amendment Leased Premises.

5.	Furnish and install new carpeting throughout the First Amendment Leased Premises (Shaw’s Philadelphia Line, 28 oz. commercial grade with new matching carpet base).

6.	Furnish and install a new ceiling grid and new ceiling tiles throughout the First Amendment Leased Premises (Armstrong Cortega Tegular or comparable).

7.	Paint the walls throughout the Leased Premises (Benjamin Moore or equivalent). (Tenant may select a maximum of two different colors).

8.	Deliver all building mechanical systems (HVAC and electrical) in the First Amendment Leased Premises in good working order and condition.

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EXHIBIT “1H”

FIRST AMENDMENT OF LEASE WITH FLEETMATICS USA, LLC

Form of Estoppel Certificate (Office Building Tenant)

                    , 2011

NWEOP Loan, LLC

One Appleton Street

Boston, MA 02116

John Hancock Life Insurance Company (U.S.A.)

c/o NWEOP Loan LLC

One Appleton Street

Boston, MA 02116

Ladies and Gentlemen:

The undersigned certifies solely to and agrees with NWEOP Loan, LLC, John Hancock Life Insurance Company (U.S.A.) and their respective successors and assigns (as successor-in-interest to Morgan Stanley Mortgage Capital Inc.) (collectively “Lender”), to the actual knowledge of the undersigned, and as of the date hereof as follows:

1. It is the tenant under a lease dated December 30, 2010 (the “Lease”) between Newton Wellesley Executive Office Park LLC, as landlord (together with its successors and assigns, “Landlord”), and the undersigned, as tenant (“Tenant”), for 8,500 square feet (being the entire 2nd Floor) (the “Leased Premises”) at 70 Walnut Street, Wellesley, MA 02481 (the “Building”). All capitalized terms not otherwise defined herein shall have the meanings provided in the Lease.

2. The Lease is in full force and effect. The Lease has not been amended, modified or supplemented except as follows: First Amendment of Lease dated as of July             , 2011, pursuant to which Tenant leases an additional 3,100 square feet of space on the First Floor of the Building. There are no other agreements or understandings, whether written or oral, between Tenant and Landlord with respect to the Lease, the Leased Premises or the Building.

3. Tenant has accepted possession of and occupies the entire Leased Premises under the Lease. Tenant has no right to “go dark” under the Lease except as follows: None. If a right to “go dark” is indicated in the previous sentence, Tenant has not exercised such right. Tenant is in physical occupancy of the entire Leased Premises and is open for business. The Lease commenced on March 25, 2011, subject to the following renewal options: Two three year options at the greater of market or the rent as of the end of the initial term of the Lease upon not less than nine months prior written notice. The First Amendment Commencement Date was                     , 2011.

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4. The monthly fixed, minimum or basic Tent under the Lease for the Original Leased Premises for the first year is $13,812.50, and commenced July 25, 2011 (four months after the Commencement Date). The monthly fixed, minimum or basic rent under the Lease, as amended, for the First Amendment Leased Premises for the first year is $6,200.00, and commences (three months after the First Amendment Commencement Date). All additional rent, percentage rent, Tenant’s proportionate share of real estate taxes, insurance and operating expenses and all other sums or charges due and payable under the Lease by Tenant have been paid in full and no such rents, additional rents, percentage rents or other sums or charges have been paid for more than one (1) month in advance of the due date thereof and Tenant agrees not to pay any such rents, additional rents, percentage rents or other sums or charges more than one (1) month in advance unless otherwise specified in the Lease. Tenant agrees that upon notification by Lender in writing that rental payments are to be made to Lender because of a default under the loan made by Lender to Landlord, Tenant will cease making rental payments to Landlord, or its successors and assigns, and will begin making such rental payments directly to Lender.

5. The amount of the security deposit is $56,312.49 for the Original Leased Premises and $20,150.00 for the First Amendment Leased Premises.

6. To the best of Tenant’s knowledge, both Tenant and Landlord have performed all of their respective obligations under the Lease and Tenant has no knowledge of any event which with the giving of notice, the passage of time or both would constitute a default by Landlord under the Lease.

7. Tenant has no claim against Landlord and no offset or defense to enforcement of any of the terms of the Lease.

8. All improvements required to be completed by Landlord have been completed and there are no contributions, credits, free rent, rent abatements, deductions or other sums due to Tenant from Landlord.

9. Tenant has not assigned the Lease and has not subleased the Leased Premises or any part thereof.

10. Tenant has no right or option pursuant to the Lease or otherwise to purchase all or any part of the Leased Premises or the Building. Tenant has preferential rights to the First Floor in the Building. subject to prior rights of existing tenants.

11. Since the date of the Lease, there has been no material adverse change in the financial condition of the Tenant, and there are no voluntary actions or, to Tenant’s best knowledge, involuntary actions pending against Tenant under the bankruptcy laws of the United States or any state thereof.

12. Tenant agrees that the Lease and all of the terms, covenants and provisions thereof (including, without limitation, all terms, covenants and provisions with respect to the disposition of any casualty insurance proceeds or condemnation awards) and all rights, remedies

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and options of Tenant thereunder are and shall at all times continue to be subject and subordinate in all respects to that certain Mortgage and Security Agreement (the “Mortgage”) dated September 5, 2002, given by Landlord to Lender which encumbers, among other things, the Leased Premises, and to the lien thereof and all terms, covenants and conditions set forth in the Mortgage, including. without limitation, all renewals, increases, modifications, spreaders, consolidations, replacements and extensions thereof and to all sums secured thereby with the same force and effect as if the Mortgage had been executed, delivered and recorded prior to the execution and delivery of the Lease.

13. If any action or proceeding is commenced by Lender for the foreclosure of the Mortgage or the sale of the Property, Tenant shall not be named as a party therein unless such joinder shall be required by law, provided, however, such joinder shall not result in the termination of the Lease or disturb the Tenant’s possession or use of the Leased Premises, and the sale of the Property in any such action or proceeding and the exercise by Lender of any of its other rights under the Note or Mortgage shall be made subject to all rights of Tenant under the Lease, provided that at the time of the commencement of any such action or proceeding or at the time of any such sale or exercise of any such other rights (a) the term of the Lease shall have commenced pursuant to the provisions thereof, (b) Tenant shall be in possession of the Leased Premises, subject to any approved subleases or assignments, (c) the Lease shall be in full force and effect and (d) Tenant shall not be in default under any of the terms, covenants or conditions of the Lease beyond applicable cure periods, if any, on Tenant’s part to be observed or performed.

14. If Lender or any other subsequent purchaser of the Property shall become the owner of the Property by reason of the foreclosure of the Mortgage or the acceptance of a deed or assignment in lieu of foreclosure or by reason of any other enforcement of the Mortgage (Lender or such other purchaser being hereinafter referred as “Purchaser”), and the conditions set forth in Section 13 above have been met at the time Purchaser becomes owner of the Property, the Lease shall not be terminated or affected thereby but shall continue in full force and effect as a direct lease between Purchaser and Tenant upon all of the terms, covenants and conditions set forth in the Lease and in that event, Tenant agrees to attorn to Purchaser and Purchaser by virtue of such acquisition of the Property shall be deemed to have agreed to accept such attornment, provided, however, that Purchaser shall not be (a) liable for the failure of any prior landlord (any such prior landlord, including Landlord and any successor landlord, being hereinafter referred to as a “Prior Landlord”) to perform any of its obligations under the Lease which have accrued prior to the date on which Purchaser shall become the owner of the Property, provided that the foregoing shall not limit Purchaser’s obligations under the Lease to correct any conditions of a continuing nature that (i) existed as of the date Purchaser shall become the owner of the Property and (ii) violate Purchaser’s obligations as landlord under the Lease; provided further, however, that Purchaser shall have received written notice of such omissions, conditions or violations and has had a reasonable opportunity to cure the same, all pursuant to the terms and conditions of the Lease, (b) subject to any offsets, defenses, abatements or counterclaims which shall have accrued in favor of Tenant against any Prior Landlord prior to the date upon which Purchaser shall become the owner of the Property, (c) liable for the return of rental security deposits, if any, paid by Tenant to any Prior Landlord in accordance with the Lease unless such sums are actually received by Purchaser, (d) bound by any payment of rents, additional rents or other sums which

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Tenant may have paid more than one (1) month in advance to any Prior Landlord unless (i) such sums are actually received by Purchaser or (ii) such prepayment shall have been expressly approved of by Purchaser, (e) bound by any agreement terminating or amending or modifying the rent, term, commencement date or other material term of the Lease, or any voluntary surrender of the Leased Premises, made without Lender’s or Purchaser’s prior written consent prior to the time Purchaser succeeded to Landlord’s interest or (f) bound by any assignment of the Lease or sublease of the Property, or any portion thereof, made prior to the time Purchaser succeeded to Landlord’s interest other than if pursuant to the provisions of the Lease or unless previously approved by Lender. In the event that any liability of Purchaser does arise pursuant hereto, such liability shall be limited and restricted to Purchaser’s interest in the Property and shall in no event exceed such interest. Alternatively, upon the written request of Lender or its successors or assigns, Tenant shall enter into a new lease of the Premises with Lender or such successor or assign for the then remaining term of the Lease, upon the same terms and conditions as contained in the Lease, except as otherwise specifically herein provided.

15. Tenant has no right to terminate the Lease except, to the extent specifically contained in the Lease, in connection with a casualty or condemnation and except, to the extent permitted by applicable law, in connection with an actual or constructive eviction of Tenant.

16. Tenant will not seek to terminate the Lease or seek or assert any set-off or counterclaim against the rent or additional rent by reason of any act or omission of Landlord, until Tenant shall have given written notice of such act or omission to Lender at the address set forth above. Tenant will accept performance by Lender of any term of the Lease required to be performed by Landlord, with the same force and effect as though performed by Landlord, although Lender shall in no event be required to do so. Lender shall have a reasonable time after actual receipt of any notice of default by Landlord within which to cure any such default.

17. Tenant agrees that the Lease shall not hereafter be modified or amended except in accordance with the terms of the Lease without the prior written consent of Lender and that Lender, its designee and any purchaser at a sale mentioned in paragraph 12 above will not be bound by any modification of the Lease including, without limitation, any reduction in rent or term, except in accordance with the terms of the Lease, unless Lender has consented thereto.

18. Attached hereto as Exhibit A is a true copy of the Lease and all amendments, modifications and supplements thereto.

The undersigned individual hereby certifies that he or she is duly authorized to sign, acknowledge and deliver this letter on behalf of Tenant.

INITIALS:
Landlord	Tenant

Tenant acknowledges that Lender will rely on this letter in making a loan or otherwise extending credit to Landlord. The information contained in this letter shall be for Lender’s benefit and for the benefit of Lender’s successors and assigns.

Very truly yours,

FLEETMATICS USA, LLC

By:
Name:
Title:

INITIALS:
Landlord	Tenant

EXHIBIT A

Copy of Lease and Amendments